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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported) October 8, 1999
                                                ------------------------------


                                  K-Swiss Inc.
                                  ------------

             (Exact name of registrant as specified in its charter)



    Delaware             0-18490         95-4265988
--------------------   -----------    ------------------
(State or other        (Commission      (I.R.S. Employer
  jurisdiction         File Number)     Identification No.)
of incorporation)



       31248 Oak Crest Drive, Westlake Village, California  91361
--------------------------------------------------------------------------------
     (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code (818) 706-5100
                                                         ---------------
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Item 5.  Other Events.
         ------------

      On October 8, 1999, the Company issued a press release announcing the completion of its April 1998 $20 million stock repurchase program and a new authorization by the Board of Directors for the Company to repurchase through December 2003 up to an additional $25 million of its Class A Common Stock from time to time on the open market. A copy of the October 8, 1999 press release is attached as Exhibit 99.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

      (c)  Exhibits:

         99   Press release dated October 8, 1999.



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                                   SIGNATURES
                                   ----------



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               K-Swiss Inc.



Date: October 8, 1999          By:  /s/  George Powlick
                                    ______________________________________
                                    George Powlick,
                                    Vice President Finance and
                                    Chief Financial Officer

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                                 EXHIBIT INDEX
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                                                            Page
                                                            ----
Exhibit
-------
99          Press release dated October 8, 1999.              5

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